SUBSEQUENT EVENTS	6 Months Ended
Apr. 30, 2025
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 13 – SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

Merger

On May 30, 2025, the Company and its wholly-owned subsidiary, VitaCare Limited, a business company incorporated under the laws of the British Virgin Islands (the “Purchaser”), entered into a share exchange agreement (the “Agreement”) with Ucare Inc., an exempted company incorporated under the laws of the Cayman Islands (“Ucare”), all shareholders of Ucare (the “Sellers”), and Mr. Wei Zhu serving as seller representative. Ucare, through its intermediate holding subsidiaries and PRC operating entities, is primarily engaged in developing innovative healthcare solutions that enables providers, payers, and institutions to reduce fraud, abuse, waste, and administrative costs.

Pursuant to the Agreement, the Purchaser has agreed to acquire 100% of Ucare’s issued and outstanding shares from the Sellers, in exchange for newly-issued class A ordinary shares (the “Class A Ordinary Shares”) of a par value of $0.025 each, of the Company (the “TRX Exchange Shares”). The exact number of TRX Exchange Shares to be issued, which is 101,486,575, is be calculated by dividing $150 million by the weighted average closing price of the Class A Ordinary Shares over the three-month period immediately preceding the date of the Agreement, which corresponds to a per-share price of $1.478. The TRX Exchange Shares to be issued to the Sellers will represent approximately 91.75% of the Company’s total issued and outstanding Class A Ordinary Shares and approximately 13.70% of total voting power of the Company immediately following completion of the transaction.

The TRX Exchange Shares will initially be held in escrow and subsequently released to the Sellers based on Ucare’s achievement of specified revenue-based performance targets. Specifically, the TRX Exchange Shares will be proportionally released from escrow based upon Ucare’s achievement of annual revenue targets over clearly defined evaluation periods during the 36 months following the closing date. If, by the end of the 36-month performance evaluation period, the cumulative revenue of Ucare does not reach or exceed RMB 150 million (approximately $20.6 million), any unreleased TRX Exchange Shares will automatically revert to the Company and be forfeited by the Sellers.

In addition, if Ucare generates net income and distributes such income to the Company during the performance periods, the Company may issue additional Class A Ordinary Shares (“Earn-Out Shares”) to certain designated earn-out recipients. The number of Earn-Out Shares is calculated as the earnings distribution amount multiplied by 15, divided by the weighted average closing price of the Company’s Class A Ordinary Shares over the three-month period preceding the end of the applicable performance period.

The completion of the transaction is subject to customary closing conditions, including, but not limited to, obtaining required regulatory approvals. The Agreement also includes “make-good” obligations, pursuant to which certain members of Ucare’s management team have agreed to compensate the Company in cash for any net losses incurred by Ucare during the performance evaluation periods. Additionally, the Agreement provides the Sellers with certain registration rights, allowing for the registration of their TRX Exchange Shares under specified conditions as detailed within the Agreement.

Upon closing, Ucare will become a wholly-owned subsidiary of VitaCare Limited and thereby an indirect wholly-owned subsidiary of the Company. Certain key management personnel, including Mr. Wei Zhu, Chief Executive Officer of Ucare, will continue to manage Ucare’s post-closing pursuant to conditions stipulated in the Agreement, and they will not assume any board or management positions within the Company.

The Agreement and the transactions contemplated thereby have been unanimously approved by the board of directors of the Company. In connection with the transactions, on December 27, 2024, and April 17, 2025, the Company entered into (i) a Financial Advisory Engagement Letter and (ii) Amendment No. 1 to the Financial Advisory Engagement Letter (collectively, the “Financial Advisory Agreements”) with a certain consultant (the “Consultant”). Pursuant to the Financial Advisory Agreements, the Company agreed to issue to the Consultant and/or its designees an aggregate of 10% of the TRX Exchange Shares issued by the Company in the transactions, as consideration for the Consultant’s financial advisory services in connection with the transactions. The shares to be issued to the Consultant and/or its designees will be issued in reliance on the exemption from registration provided by Regulation S and/or Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

NOTE 13 – SUBSEQUENT EVENTS (continued)

Merger (continued)

On June 30, 2025, the Company closed the acquisition for a purchase price of 101,486,575 Shares of its Class A Ordinary Shares, valued at $150 million. On the same day, the Company issued an aggregate of 10,148,658 shares of its Class A Ordinary Shares, representing 10% of the TRX Exchange Shares, to the Consultant and/or its designees.

As of the date of this Form 6-K, the initial accounting for the merger is incomplete. The Company is in the process of gathering and evaluating the information necessary to determine the fair values of the identifiable assets acquired, liabilities assumed, and any resulting goodwill or bargain purchase gain.

Accordingly, the Company is currently working on the full set of disclosures required under ASC 805-10-50-2 through 50-4, including:

●	The preliminary or final allocation of the purchase price;
●	The amount and nature of any goodwill expected to be recognized;
●	Details of the acquired assets and assumed liabilities;
●	Supplemental pro forma financial information; and
●	Merger-related expenses.

The Company will provide the required disclosures in a future reporting period once the initial accounting is complete, which is expected to occur within the measurement period (not to exceed one year from the acquisition date), as permitted under ASC 805.

Loan Payable – Related Party

On May 25, 2025, the Company issued a loan to Baohai Xu, the Company’s chief executive officer’s father, in the principal amount of $50,000, which carries interest of 2.0% per annum. Both interest and principal of this loan are due in May 24, 2026. The Company may prepay the principal of $50,000.

Offset Agreement

The Company previously borrowed funds from Hangzhou Tianruixiang Automobile Service Co., Ltd. (“Lender”) pursuant to a line of credit agreement between the Company and the Lender in amount of RMB 3,043,617 (approximately $424,300).

Hangzhou Linghua Automobile Service Co., Ltd. (“Borrower”) previously borrowed funds from the Company pursuant to a promissory note between the Borrower and the Company in amount of RMB 3,041,973 (approximately $424,100).

On July 16, 2025, the Company entered into an offset agreement with the Lender and the Borrower, wherein the Borrower will repay the amount of RMB 3,041,973 (approximately $424,100) to the Lender for settling the debt that the Company owed to the Lender.

Reverse Stock Split

On August 18, 2025, the Company held a special meeting of shareholders. The shareholders voted to approve a one-for-five reverse stock split.

Redemption of Short-term Investments

The Company redeemed its short-term investments of $27,767,470 on July 17, 2025.